Advanced Series Trust

The Prudential Series Fund

Supplement dated January 13, 2011 to Prospectuses, each dated May 1, 2010

This Supplement sets forth certain changes to the Prospectuses of Advanced Series Trust (the Trust) and The Prudential Series Fund (the Fund), each dated May 1, 2010 (each, a Prospectus). The Portfolios discussed in this Supplement may not be available under your variable annuity contract or variable life insurance policy. For more information about the Portfolios available under your variable annuity contract or variable life insurance policy, please refer to your variable insurance product prospectus. The following should be read in conjunction with the relevant Prospectus and should be retained for future reference

I.	Proposed Fund Reorganization

The Boards of Trustees of the Trust and the Fund recently approved the fund reorganizations described below.

Target Fund	Acquiring Fund
SP Growth Asset Allocation Portfolio of The Prudential Series Fund	AST BlackRock Global Strategies Portfolio of Advanced Series Trust

Pursuant to this proposal, the assets and liabilities of the Target Fund would be exchanged for shares of the Acquiring Fund and beneficial shareholders of the Target Fund would become beneficial shareholders of the Acquiring Fund. No sales charges would be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be equal in value to the Target Fund shares beneficially held by such shareholders immediately prior to the reorganization. The completion of the reorganization transaction is subject to approval by the beneficial shareholders of the Target Fund and the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the Target Fund, or their respective beneficial shareholders.

As of the date of this Supplement, the Acquiring Fund has no assets and has not yet commenced operations.

It is anticipated that a proxy statement/prospectus relating to this transaction will be mailed to Target Fund shareholders during February 2011 and that the special meeting of Target Fund shareholders will be held during March 2011. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for the reorganization transaction, it is expected that the reorganization transaction would be completed on or about the close of business on April 29, 2011.

II.      AST Aggressive Asset Allocation Portfolio
The Board of Trustees of the Trust recently approved increasing the contractual investment management fee rate for the AST Aggressive Asset Allocation Portfolio (the AST Aggressive Portfolio) as part of a change to the Portfolio’s structure and strategy (described below). Implementation of such investment management fee rate increase is subject to shareholder approval in accordance with the requirements of the Investment Company Act of 1940.

Prudential Investments LLC and AST Investment Services, Inc. (together, the Co-Managers) and the Board of Trustees of the Trust are proposing the investment management fee rate increase in order to enable the Co-Managers to: (i) terminate Quantitative Management Associates LLC as the sole subadviser for the AST Aggressive Portfolio, which currently operates as a fund-of-funds; (ii) retain Wellington Management Company, LLP (Wellington) as the sole subadviser for the Portfolio; and (iii) have Wellington implement a new investment strategy for the Portfolio, which would no longer operate as a fund-of-funds. Specifically, if the increased investment management fee rate is approved by the shareholders of the AST Aggressive Portfolio, the revised fee schedule will become effective upon the addition of Wellington as a subadviser to the Portfolio. Such addition is expected to occur on or about the close of business on April 29, 2011. In turn, once Wellington becomes a subadviser to the Portfolio, it is expected that: (i) Wellington will commence implementation of its new investment strategy for the Portfolio; (ii) the name of the Portfolio will be changed from the AST Aggressive Asset Allocation Portfolio to the AST Wellington Management Hedged Equity Portfolio; and (iii) certain changes to the Portfolio's investment objective, non-fundamental investment policies, and blended performance benchmark will become effective. Such changes are collectively referred to herein as the Portfolio Repositioning.

More detailed information relating to the above-described investment management fee rate increase and the Portfolio Repositioning will be distributed to beneficial shareholders of the AST Aggressive Portfolio in a proxy statement that solicits the required shareholder approval of such investment management fee rate increase.

III.      New Subadvisory Arrangements and Name Change for AST AllianceBernstein Growth and Income Portfolio

The Board of Trustees of the Trust recently approved replacing AllianceBernstein L.P. (AllianceBernstein) as the sole subadviser for the AST AllianceBernstein Growth and Income Portfolio with Goldman Sachs Asset Management, L.P. (GSAM) and changing the name of the Portfolio from the AST AllianceBernstein Growth and Income Portfolio to the AST Goldman Sachs Large-Cap Value Portfolio. Implementation of the revised subadvisory arrangements and name change is expected to occur on or about the close of business on April 29, 2011. Depending upon market, economic, and financial conditions as of April 29, 2011 and the Trust's ability to implement certain legal agreements and custody arrangements, it may take several weeks for GSAM to dispose of securities and other financial instruments held by the Portfolio that were purchased by AllianceBernstein and to begin to implement its own investment strategy.

Set forth below is certain information relating to GSAM, the expected portfolio managers for the Portfolio, and GSAM’s expected investment strategy for the Portfolio. Please note that GSAM will not become the subadviser to the Portfolio until the close of business on April 29, 2011 and that AllianceBernstein will remain the sole subadviser to the Portfolio until the close of business on April 29, 2011.

AST Goldman Sachs Large-Cap Value Portfolio

Investment Objective: long-term growth of capital.

Principal Investment Policies:
The Portfolio will have a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. For these purposes, large capitalization companies are those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. As of November 30, 2010, the capitalization range of the Russell 1000® Value Index was between $223 million and 351 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. If the market capitalization of a company held by the Portfolio moves outside the range of the Russell 1000® Value Index, the Portfolio may, but is not required to, sell the securities.

The Portfolio seeks to achieve its investment objective by investing in value opportunities that Goldman Sachs Asset Management, L.P. (GSAM), the Portfolio’s sole subadviser, defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price.

The Portfolio seeks its investment objective by investing in value opportunities that GSAM defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. The Portfolio’s equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. GSAM may decide to sell a position for various reasons. Some of these reasons may include valuation and price considerations, when GSAM adjusts its outlook on the security based on subsequent events, GSAM’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for a better risk/reward profiles than existing holdings, or for risk management purposes. In addition GSAM may sell a position in order to meet shareholder redemptions.

Other Investments:
Although the Portfolio will invest primarily in publicly-traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities quoted in foreign currencies and emerging country securities. Under normal circumstances, the Portfolio may invest up to 20% of its net assets in fixed income securities, such as government, corporate, and bank debt obligations. For cash management or temporary defensive purposes, the Portfolio may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

Principal Risks of Investing in the Portfolio:

The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, it can't guarantee success.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Value style risk. There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

Market and management risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser in making investment decisions for the Portfolio may not produce the desired results.

Foreign investment risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Portfolio and certain bond funds (or, for one guaranteed minimum withdrawal benefit program, the insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect a Portfolio's investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in the Portfolio may be higher than the expenses shown in "Annual Portfolio Operating Expenses," above for a variety of reasons, including, for example, if the Portfolio's average net assets decreases significantly, such as significant redemptions by another Portfolio that may invest in the Portfolio.

Goldman Sachs Asset Management, L.P. (GSAM). GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of September 30, 2010, GSAM, including its investment advisory affiliates, had assets under management of approximately $700.8 billion. GSAM's address is 200 West Street, New York, New York 10282-2198.

Information About GSAM Portfolio Managers: The service date with respect to the Portfolio for the GSAM portfolio managers listed below is expected to start on or about the close of business on April 29, 2011.

Name	Title with GSAM	Five Year Employment History

Andrew Braun	Managing Director Co-Chief Investment Officer, Value Equity

Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001.

Sean Gallagher	Managing Director, Co-Chief Investment Officer, Value Equity	Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Dolores Bamford, CFA	Managing Director	Ms. Bamford joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

John Arege, CFA	Managing Director

Mr. Arege joined GSAM in 2006 as a Portfolio Manager on the Core Equity team and later joined the US Value Team as a Portfolio Manager in 2007. From 1999 to 2006 he worked at Merrill Lynch Investment Managers where he was a senior analyst on the Value team.

Charles “Brook” Dane, CFA	Vice President

Mr. Dane joined GSAM in 2010 as a portfolio manager for the Value Team. Prior to joining the Investment Adviser, Mr. Dane spent 13 years at Putnam Investments as a research analyst and more recently as a portfolio manager.

Andrew Braun and Sean Gallagher serve as Co-Chief Investment Officers of the GSAM Value Investment Team. The other portfolio managers serve as primary research analysts for particular industries. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry. As Co-Chief Investment Officers of the team, Mr. Braun and Mr. Gallagher are ultimately responsible for the composition of the Funds’ portfolio structure at both the security and industry level.

IV.      AST Academic Strategies Asset Allocation Portfolio
Footnote ** appearing in the Trust Prospectus under the caption entitled “How The Fund Is Managed—Investment Management Fees—Notes to Investment Management Fees Table” is hereby deleted in its entirety and replaced with the following.

**The Co-Managers have voluntarily agreed to reimburse expenses and/or waive fees so that the Academic Strategies Porfolio's "Underlying Fund Fees and Expenses" do not exceed 0.685% of the Portfolio's average daily net assets. For purposes of applying this voluntary expense cap, “Underlying Fund Fees and Expenses” shall not include, and the Co-Managers shall not reimburse expenses or waive fees with respect to, taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, and extraordinary expenses incurred by the relevant Underlying Funds. This arrangement will be monitored and applied daily based upon the Academic Strategies Portfolio's then current holdings of the Underlying Funds and the expense ratios of the relevant Underlying Funds as of their most recent fiscal year end. Because the expense ratios of the relevant Underlying Funds will change over time and may be higher than the expense ratios as of their most recent fiscal year end, it is possible that the Academic Strategies Portfolio's actual "Underlying Fund Fees and Expenses" may be higher than 0.685% of the Portfolio's average daily net assets. The arrangements relating to the Portfolio's "Underlying Fund Fees and Expenses" are voluntary and are subject to termination or modification at any time without prior notice.

V.     AST T. Rowe Price Global Bond Portfolio

Effective as of the close of business on December 31, 2010, all references to T. Rowe Price International, Inc. with respect to the AST T. Rowe Price Global Bond Portfolio are replaced by references to T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd.

ASTSUP6
PSFSUP3

2